Exhibit 10.2


                            STOCK PURCHASE AGREEMENT


      STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of July 22, 2003, between STARTECH ENVIRONMENTAL CORPORATION, a Colorado corporation (the "Company") and NORTHSHORE ASSET MANAGEMENT, LLC, a Delaware limited liability company (the "Purchaser"). Capitalized terms used in this Agreement but not otherwise defined shall have the meanings assigned to such terms on Schedule 1 of the Stock Purchase and Registration Rights Agreement dated as of July 18, 2003 by and between the Company and the Purchaser (the "Original Purchase Agreement").

      1. Purchase and Sale of Shares.

            (a) Subject to the terms and conditions hereof: (i) at the closing identified in Section 2.2(a) hereof, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, 1,866,667 shares (the "Tranche A Shares") of common stock, no par value, of the Company (the "Common Stock") for a price per share equal to $0.75, or an aggregate purchase price of $1,400,000.00 (the "Tranche A Purchase Price"); and (ii) at the closing identified in Section 2.2(b) hereof, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, 1,333,333 shares (the "Tranche B Shares") of Common Stock for a price per share equal to $0.75, or an aggregate purchase price of $1,000,000.00 (the "Tranche B Purchase Price").

            (b) In addition to the foregoing, subject to the terms and conditions hereof, at the sole and exclusive option of the Purchaser, at the closing specified in Section 2.2(c) hereof, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company a number of shares of Common Stock (the "Tranche C Shares" and together with the Tranche A Shares and Tranche B Shares, the "Shares") equal to a quotient, the numerator of which shall be an amount up to $1,000,000.00 (the "Tranche C Purchase Price") and the denominator of which shall be an amount equal to a 25% discount off the average closing price per share of Common Stock for the thirty (30) consecutive trading days immediately preceding the day of the the Tranche C Closing (as defined in Section 2.2(c) hereof). The Purchaser shall provide the Company with notice, not less than 48 hours prior to the Tranche C Closing, of its decision whether to elect to purchase the Tranche C Shares at the Tranche C Closing and the amount of the Tranche C Purchase Price.

             (c) Each purchase and sale of Shares pursuant to the terms hereof will be made in reliance upon the provisions of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), Regulation D promulgated thereunder by the United States Securities and Exchange Commission (the "SEC"), or such other exemptions from the registration requirements of the Securities Act as may be available with respect to the investment in the Shares to be made hereunder.

            (d) The purchaser will not be entitled to any warrants and there will be no commissions required to close the transactions set forth herein.

      2. Closings and Deliverables.

            (a) The closing of the purchase and sale of the Tranche A Shares shall take place at 12:00 p.m. on Wednesday, July 23, 2003 at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, 10022 (the "Tranche A Closing"). At the Tranche A Closing, or as soon as is reasonably practicable thereafter, the Company (or its transfer agent) shall deliver to the Purchaser a stock certificate representing the Tranche A Shares registered in the name of the Purchaser and such

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other documents and certificates as are required by this Agreement at the
Tranche A Closing. At the Tranche A Closing, the Purchaser shall deliver to the Company the Tranche A Purchase Price by wire transfer in immediately available funds to the account designated in Section 2(d) below.

            (b) The closing of the purchase and sale of the Tranche B Shares shall take place at 12:00 p.m. on Friday, July 25, 2003 at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, 10022 (the "Tranche B Closing"). At the Tranche B Closing, or as soon as is reasonably practicable thereafter, the Company (or its transfer agent) shall deliver to the Purchaser a stock certificate representing the Tranche B Shares registered in the name of the Purchaser and such other documents and certificates as are required by this Agreement at the Tranche B Closing. At the Tranche B Closing, the Purchaser shall deliver to the Company the Tranche B Purchase Price by wire transfer in immediately available funds to the account designated in Section 2(d) below.

            (c) Unless the Company is otherwise notified by the Purchaser in accordance with the last sentence of Section 1(a) hereof, the closing of the purchase and sale of the Tranche C Shares shall take place on or before 12:00 p.m. on Friday, August 15, 2003 at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, 10022 (the "Tranche C Closing" and, together with the Tranche A Closing and the Tranche B Closing, the "Closings"). At the Tranche C Closing, or as soon as is reasonably practicable thereafter, the Company (or its transfer agent) shall deliver to the Purchaser a stock certificate representing the Tranche C Shares registered in the name of the Purchaser and such other documents and certificates as are required by this Agreement at the Tranche C Closing. At the Tranche C Closing, the Purchaser shall deliver to the Company the Tranche C Purchase Price by wire transfer in immediately available funds to the account designated in Section 2(d) below.

            (d) At each Closing, the applicable Purchase Price shall be delivered, by wire transfer in immediately available funds, to the account designated below:

Wire transfer information for:      Startech Environmental Corp.
                                    15 Old Danbury Road, Suite 203
                                    Wilton, Ct. 06897-2525

Financial Institution:              Chase Manhattan Bank
                                    33 Old Ridgfield Road
                                    Wilton, Ct. 06897

Financial Institution Contact:      Ms. Susan M. Younkin
                                    (203) 762-3611
                                    FAX: (203) 762-2645

Accounting Number:                  699500710165

ABA/Routing Number:                 021000021

             (d) The Company, shall use the cash proceeds from the issuance of the Shares for working capital and general corporate purposes.

      3. Representations and Warranties by the Company. As of each Closing, the Company hereby represents and warrants to the Purchaser that, except as provided below, each of the representations and warranties made by the Company in Section 3 of the Original Purchase Agreement are and shall be true and correct as of the date of such Closing:

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            (e) Capital Stock; Fully Paid and Non-Assessable.

                  (i) As of the date and immediately prior to the Tranche A Closing, the authorized capital stock of the Company consists and will consist, respectively, of (A) 10,000,000 shares of Preferred Stock, of which 2,645 shares are issued and outstanding and designated as Series A 8% Cumulative Convertible Redeemable Preferred Stock (the "Series A Preferred Stock") and (B) 800,000,000 shares of Common Stock of which:

                   (1)  13,700,689 shares are issued and outstanding;

                   (2) 3,000,000 shares are authorized for issuance under the Company's stock option plans, of which 731,089 shares are reserved for issuance upon the exercise of options granted and issuable by the Company thereunder;

                   (3) 298,820 shares are reserved for issuance upon the conversion of the Series A Preferred Stock; and

                   (4) 2,206,789 shares are reserved for issuance upon the exercise of warrants.

                  (ii) All such outstanding shares of Common Stock and Preferred Stock and other securities have been duly authorized and validly issued and are fully paid and nonassessable and were issued in compliance with all applicable Federal and state securities laws. Except as contemplated by this Agreement or as set forth in all forms, reports and documents filed with the SEC pursuant to the Securities Act and Securities Exchange Act of 1934, as amended from January 1, 2002 through the date hereof (collectively, the "SEC Filings"), the Company has no outstanding subscription, option, warrant, right of first refusal, preemptive right, call, contract, demand, commitment, convertible security or other instrument, agreement or arrangement of any character or nature whatever under which the Company is or may be obligated to issue Common Stock, Preferred Stock or any other equity security of any kind or which otherwise relates to the Company's securities.

                  (iii) The Company represents and warrants that at the Tranche B Closing and the Tranche C Closing, the authorized capital stock of the Company shall be substantially similar to the authorized capital stock set forth in subsection (e) above, except for the issuance of the Shares to the Purchaser as well as any other issuances of shares of Common Stock by the Company prior to the date of such closing, which issuances, if any, shall be promptly disclosed to the Purchaser by the Company.

            (y) Resignation of Directors. INTENTIONALLY OMITTED.

      4. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company that, as of each Closing, each of the representations and warranties made by the Purchaser in Section 4 of the Original Purchase Agreement are and shall be true and correct as of the date of such Closing.

      5. Certain Covenants. The Company and the Purchaser hereby covenant and agree to comply with the provisions set forth in Section 5 of the Original Purchase Agreement, to the extent applicable to such party.

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      6. Registration Rights. The Company and the Purchaser hereby covenant and agree that the Shares, when purchased at a Closings identified in herein, shall be included in the definition of "Registrable Securities" in Schedule 1 of the Original Purchase Agreement and that all rights and obligations of the parties as set forth in Section 6 of the Original Purchase Agreement shall be applicable to such Shares as well as the shares of Common Stock purchase pursuant to the Original Purchase Agreement.

      7. Miscellaneous.

            (a) Indemnification. In addition, to any indemnification provided elsewhere in this Agreement or in the Original Purchase Agreement (which indemnification is not intended to be duplicative of any indemnification already set forth in the Original Purchase Agreement), the parties hereto agree as follows:

                  (i) Company Indemnification.

                        (1) The Company will indemnify and hold harmless, to the fullest extent permitted by law, but without duplication, the Purchaser and each of its Affiliates including any managed or advised accounts and any investment advisor or agent therefor, and their respective, officers, directors, employees, partners, representatives, agents, and each Person who controls the Company and each of its Affiliates within the meaning of the Securities Act) (each of the foregoing Persons being a "Purchaser Indemnified Person"), from and against any and all Indemnifiable Costs and Expenses to which such Purchaser Indemnified Person may become subject under the Securities Act or otherwise arising out of or based in any manner upon any breach by the Company of any its representations, warranties or covenants contained in the Agreement, the Original Purchase Agreement or in any agreement, instrument or document delivered by the Company hereunder or thereunder.

                        (2) The Company further agrees promptly upon demand by each Purchaser Indemnified Person to reimburse each Purchaser Indemnified Person for any Purchaser Indemnifiable Costs and Expenses as they are incurred by it; provided that if the Company reimburses a Purchaser Indemnified Person hereunder for any Indemnifiable Costs and Expenses incurred in connection with a lawsuit, claim, inquiry or other proceeding or investigation for which indemnification is sought, such Purchaser Indemnified Person agrees to refund such reimbursement of Indemnifiable Costs and Expenses to the extent it is finally judicially determined that the indemnity provided for in this Section 7(a)(i) is not applicable to such Purchaser Indemnified Person in accordance with the terms hereof or otherwise or the Company is not otherwise obligated to indemnify such Purchaser Indemnified Person. The indemnity, contribution and expense reimbursement obligation of the Company under this Section 7(a) shall be in addition to any liability it may otherwise have.

                        (3) The obligations of the Company hereunder shall survive the Closing and any repurchase, conversion, exchange or transfer of the Preferred Stock and the termination of this Agreement and shall not be extinguished with respect to any Person because any other Person is not entitled to indemnity or contribution hereunder.

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                  (ii) Purchaser Indemnification. The Purchaser agrees and
covenants to agree and covenant to and to hold harmless and indemnify each Company Indemnified Person, from and against any and all Indemnifiable Costs and Expenses to which such Company Indemnified Person may become subject under the Securities Act or otherwise which arises out of or is based in any manner upon any breach by the Purchaser of any its representations, warranties or covenants contained in the Agreement, the Original Purchase Agreement or in any agreement, instrument or document delivered by the Purchaser hereunder or thereunder.

                  (iii) Conduct of Indemnification Proceedings. The Company and the Purchaser agree that the provisions set forth in Section 7(a)(iii) of the Original Purchase Agreement shall be applicable to any indemnification proceedings arising under this Agreement.

                  (iv) Contribution. The Company and the Purchaser agree that the provisions set forth in Section 7(a)(iv) of the Original Purchase Agreement shall be applicable to this Agreement.

            (b) Entire Agreement; Survival of Provisions. The Agreement, the Original Purchaser Agreement and the SEC Filings referenced herein and therein constitute the entire agreement of the parties with respect to the transactions contemplated hereby and supersede all prior agreements and understandings with respect thereto, whether written or oral. All of the covenants of the parties made herein shall remain operative and in full force and effect pursuant to their respective terms regardless of acceptance of the Shares and payment therefor. The representations and warranties set forth herein shall survive the execution and delivery of this Agreement, the issuance of the Shares at each Closing identified herein, in each case until the second anniversary of the date of such Closing (the "Expiration Date"), and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchaser or the Company. Notwithstanding the preceding sentence, any representation or warranty in respect of which an indemnity may be sought hereof shall survive the time at which it would otherwise terminate pursuant to the preceding sentence, if a claim for indemnification shall have been given to the party against whom such indemnity may be sought prior to the Expiration Date. The representations, warranties, agreements and covenants made in the Agreement and the Original Purchase Agreement, to the extend incorporated by reference herein, shall be deemed to have been relied upon by the parties hereto.

            (c) No Waiver; Modifications in Writing. No failure or delay by a party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Except as otherwise expressly provided herein with respect to any right of indemnification, the remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party at law or in equity or otherwise. No waiver of or consent to any departure by a party from any provision of this Agreement shall be effective unless signed in writing by the parties entitled to the benefit thereof. No amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by all parties. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

            (d) Notices. All notices, demands and other communications provided for hereunder shall be in writing, shall be given by registered or certified mail, return receipt requested, on the date sent by telecopy with electronic confirmation of such transmission, the business day next following deposit with a courier service for overnight delivery with written confirmation of such delivery or upon personal delivery, addressed to the parties, as follows:

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               If to the Company, to:

                  Startech Environmental Corporation
                  15 Old Danbury Road, Suite 203
                  Wilton, Connecticut 06897-2525
                  Attention:  Chief Operating Officer
                  Telecopy:  (203) 761-0839

               If to the Purchaser, to:

                  Northshore Asset Management, LLC
                  208 South LaSalle Street, Suite 1201
                  Chicago, IL 60604
                  Telecopy: (312) 267-6750
                  Attention:  Robert Wildeman

or to such other address as any party shall designate in writing in compliance with the provisions of this Section 7(d).

            (e) Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

            (f) Binding Effect; Assignment. The rights and obligations of the parties under this Agreement may not be assigned or otherwise transferred to any other Person, without the prior written consent of the other party hereto; provided that the Purchaser may assign or otherwise transfer the Shares to any of its Affiliates without obtaining any such consent, but only if such
Affiliate: (i) agrees to be bound by the terms of this Agreement; (ii) is, at the time of such transfer, an Accredited Investor; (iii) provides the Company such written certification as the Company may reasonably require as to the transferee's status as an Accredited Investor and agreement to be so bound as the Company may reasonably request; and (iv) such transfer to any such transferee does not violate federal or state securities laws. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and permitted assigns. This Agreement shall be binding upon and shall inure to the benefit of the Company, the Purchaser and their respective permitted successors and assigns.

            (g) Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Connecticut without reference to the principles of conflict of laws.


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            (h) Consent to Jurisdiction and Service of Process. Any suit, action or proceeding arising out of or relating to the Agreement or the transactions contemplated hereby may be instituted in any Federal court situated in the State of Connecticut or any state court of the State of Connecticut, and each party agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Agreement or the subject matter hereof or thereof may not be enforced in or by such court. Each party further irrevocably submits to the jurisdiction of such court in any such suit, action or proceeding. Any and all service of process and any other notice in any such suit, action or proceeding shall be effective against any party if given personally or by registered or certified mail, return receipt requested if sent to such party at the address for such party set forth in Section 7(d) hereof, or by any other means of mail that requires a signed receipt, postage fully prepaid, mailed to such party as herein provided. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction.

            (i) Further Assurances. Each of the parties hereto shall execute and deliver such documents, instruments and agreements and take such further actions as may be reasonably required or desirable to carry out the provisions of the Agreement and the transactions contemplated hereby, and each of the parties hereto shall cooperate with each other in connection with the foregoing.

            (j) Severability of Provisions. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by law, the parties hereto waive any provision of law that renders any such provision prohibited or unenforceable in any respect.

            (k) Headings. The Article, Section and subsection headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

            (l) Costs, Expenses and Taxes.

                  (i) The Company shall pay any and all stamp, transfer and other similar Taxes payable or determined to be payable in connection with the execution and delivery of this Agreement or the original issuance of the Shares and shall save and hold the Purchaser harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such Taxes.

                  (ii) Each party shall bear its own fees, costs and expenses in connection with the execution, delivery and performance of the Agreement.

            (m) Waiver of Jury Trial. The parties hereto hereby irrevocably waive all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereby.

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            (n) Publicity. The parties agree that no public release or announcement concerning the Agreement or the transactions contemplated hereby shall be made without advance review and approval by each party hereto, except as otherwise required by applicable law, and which review and approval shall not be unreasonably withheld or delayed.

                            [SIGNATURE PAGE FOLLOWS]




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                                 SIGNATURE PAGE

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.



                              STARTECH ENVIRONMENTAL CORPORATION


                              By:
                                 -----------------------------
                                 Name:
                                 Title:



                              NORTHSHORE ASSET MANAGEMENT, LLC


                              By:
                                 -----------------------------
                                 Name:
                                 Title:







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